SUPPLEMENT DATED SEPTEMBER 1, 2002 TO THE STATEMENT OF ADDITIONAL INFORMATION -
   PART II FOR CDC NVEST FUNDS TRUST I, CDC NVEST FUNDS TRUST II, CDC NVEST FUNDS TRUST III AND CDC NVEST COMPANIES TRUST I DATED MAY 1, 2002, AS
                         SUPPLEMENTED FROM TIME TO TIME

                   CDC NVEST STAR SMALL CAP FUND (THE "FUND")


EFFECTIVE SEPTEMBER 1, 2002, SALOMON BROTHERS ASSET MANAGEMENT INC. ("SALOMON BROTHERS") REPLACES MONTGOMERY ASSET MANAGEMENT, LLC ("MONTGOMERY") AS THE SUBADVISER TO A SEGMENT OF THE FUND AND SERVES PURSUANT TO A NEW SUBADVISORY AGREEMENT DATED SEPTEMBER 1, 2002.

ACCORDINGLY, THE SUB-SECTION ON PAGES 57 AND 58 UNDER THE HEADER ENTITLED "STAR SMALL CAP FUND (SEGMENT SUB-ADVISED BY MONTGOMERY)" IS REVISED TO READ AS
FOLLOWS:

     STAR SMALL CAP FUND (SEGMENT SUB-ADVISED BY SALOMON BROTHERS). Salomon Brothers buys and sells securities for its segment of the Fund, subject to overall review by the Board of Trustees. Although investment decisions of the segment are made independently from those of other accounts managed by Salomon Brothers, investments of the type that the segment make also may be made by those other accounts. When the segment and one or more other accounts managed by Salomon Brothers are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by Salomon Brothers to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the segment or the size of the position obtained or disposed of by the segment.

     Allocation of transactions on behalf of the segment, including their frequency, to various dealers is determined by Salomon Brothers in its best judgment and in a manner deemed fair and reasonable to the Fund's shareholders. The primary considerations of Salomon Brothers in allocating transactions are availability of the desired security and prompt execution of orders in an effective manner at the most favorable prices. Subject to these considerations, dealers that provide supplemental investment research and statistical or other services to Salomon Brothers may receive orders for portfolio transactions by the segment. Such information is received in addition to, not in lieu of, services required to be performed by Salomon Brothers, and the fees of Salomon Brothers are not reduced as a consequence of their receipt of the supplemental information. The information may be useful to Salomon Brothers in serving both the segment and other clients, and conversely, supplemental information obtained by the placement of business of other clients may be useful to Salomon Brothers in carrying out its obligations to the segment.

     The segment will not purchase securities during the existence of any underwriting or selling group relating to the securities, of which Salomon Brothers is a member, except to the extent permitted by the SEC. Under certain circumstances, the segment may be at a disadvantage because of this limitation in comparison with other funds that have similar investment objectives but are not subject to a similar limitation.

     In selecting brokers or dealers to execute portfolio transactions on behalf of the segment, Salomon Brothers seeks the best overall terms available. In assessing the best overall terms available for any transaction, Salomon Brothers will consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and the execution capability of the broker or dealer and the reasonableness of any commission, for both the specific transaction and on a continuing basis. In addition, Salomon Brothers, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, may consider the brokerage and research services provided to the segment by prospective brokers or dealers, the other funds and/or other accounts over which Salomon Brothers or its affiliates exercise investment discretion.

IN ADDITION, THE DISCLOSURE IN THE FIRST FULL PARAGRAPH ON PAGE 41 IN THE SECTION ENTITLED, "ALLOCATION OF INVESTMENT OPPORTUNITY AMONG FUNDS AND OTHER INVESTORS MANAGED BY ADVISERS AND SUBADVISERS; CROSS RELATIONSHIPS OF OFFICERS AND TRUSTEES" IS REPLACED BY THE FOLLOWING:

     In addition to buying and selling securities for a segment of the Star Small Cap Fund, Salomon Brothers buys and sells securities for other clients, and may buy or sell securities for one or more clients, including its segment of the Star Small Cap Fund, simultaneously. In accordance with applicable law, Salomon Brothers may, but is not obliged to, combine or "bunch" orders for the same security. In order to ensure that no client account is disadvantaged in a bunched transaction, each client participates at the average share price for all of the Salomon Brothers' transactions in that security on that day for such bunched order. Securities purchased or sold in a bunched transaction generally are allocated pro-rata to participating client accounts, but may be allocated according to a different method, provided that such allocation is deemed by Salomon Brothers to be fair and equitable and consistent with Salomon Brothers' fiduciary responsibilities to its clients.

     Allocation decisions may vary from transaction to transaction and depend upon factors, including but not limited to the type of investment, the number of shares purchased or sold, the size of the account, and the size of an existing security position in a client account. In the event that a pro-rata allocation would cause one or more participating accounts to receive a small number of securities so as not, in Salomon Brothers' determination, to be meaningfully beneficial to such accounts(s), Salomon Brothers may allocate the securities to client accounts in a manner determined in good faith to be fair and equitable.


                                                                      SP173-0902